________________________________________________________________________________


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                  Date of Earliest Event Reported: May 10, 1999


                         BIOSPECIFICS TECHNOLOGIES CORP.

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               (Exact Name of Registrant as Specified in Charter)



  Delaware                            0-19879              11-3054851
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(State or Other Jurisdiction       (Commission           (IRS Employer
of Incorporation)                  File Number)        Identification No.)



35 Wilbur Street
Lynbrook, New York                                                         11563
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (516) 593-7000
                                                   -----------------------------

                                 Not applicable
________________________________________________________________________________
          (Former Name or Former Address, if Changes Since Last Report)

Item 5.   Other Events
----------------------

         Attached hereto as Exhibit 99.1, and incorporated herein by reference, is the text of a May 12, 1999 press release of BioSpecifics Technologies Corp. (the "Company") announcing that on May 10, 1999, the Food and Drug Administration (the "FDA") stated that it will institute action to revoke the Company's license to manufacture its product Collagenase Santyl Ointment, if the Company fails to submit to the FDA a detailed, comprehensive plan of corrective action within 30 days.

Item 7.   Financial Statements and Exhibits
-------------------------------------------

          (c)  Exhibits

          EXHIBIT NUMBER            DESCRIPTION
          --------------            -----------

          99.1                      Press Release dated May 12, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               BIOSPECIFICS TECHNOLGIES CORP.

                               /S/ ALBERT HORCHER
                               -------------------------------------------------
                               Albert Horcher
                               Secretary, Treasurer and Chief Accounting Officer

Date:  May 13, 1999.

                                  EXHIBIT INDEX


Exhibit
Number   Description
------   -----------

99.1     Press Release dated May 12, 1999.